UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2009

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough Drive, Suite 100
Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

I. Commodity Price Risk Management

For the quarter and year to date ended June 30, 2009, we anticipate pre-tax losses on commodity derivative instruments of $139 million and $66 million, respectively, from our crude oil and natural gas derivative instruments as presented below.

	Three Months Ended June 30, 2009
	Crude Oil	Natural Gas	Total
	(in millions)
Cash received on settlements	$51	$72	$123
Settlement of deferred losses previously recorded in AOCL	15	-	15
Realized MTM gain, net	66	72	138
Unrealized MTM loss, net	(189)	(88)	(277)
(Loss) gain on commodity derivative instruments	$(123)	$(16)	$(139)

	Six Months Ended June 30, 2009
	Crude Oil	Natural Gas	Total
	(in millions)
Cash received on settlements	$130	$130	$260
Settlement of deferred losses previously recorded in AOCL	32	-	32
Realized MTM gain, net	162	130	292
Unrealized MTM loss, net	(271)	(87)	(358)
(Loss) gain on commodity derivative instruments	$(109)	$43	$(66)

Realized mark-to-market (MTM) gains associated with derivative instruments that hedge current production will be recognized in both net income and adjusted net income reported in our quarterly news release of earnings.  Unrealized MTM losses will be recognized in net income, but will be excluded in determining adjusted net income to better match derivative gains and losses with the period when the underlying hedged production occurs.

Cash receipts related to realized MTM gains were partially offset by net deferred losses previously recorded in Accumulated Other Comprehensive Loss (AOCL) associated with instruments that settled during the periods presented above.  Upon settlement, these deferred losses were reclassified from AOCL to net income as decreases to crude oil revenues, and impact reported realized commodity prices. Unrealized derivative losses and gains that occurred through December 31, 2007 under our previous cash flow hedge accounting method were deferred in AOCL as of that date.  Crude oil and natural gas pre-tax net deferred losses of $45 million and $1 million, respectively, remain in AOCL as of June 30, 2009.  These losses are expected to be recognized as decreases to revenue and will impact reported realized commodity prices during the remainder of 2009 and 2010 as the associated derivative instruments settle.  All other commodity derivative gains or losses subsequent to our voluntary discontinuation of cash flow hedge accounting are recognized as Gain or Loss on Commodity Derivative Instruments, and do not impact reported realized commodity prices.

From time to time, we may consider other items in determining adjusted net income.  Adjusted net income should not be considered a substitute for net income as reported in accordance with generally accepted accounting principles (GAAP).  Adjusted net income is provided for comparison to earnings forecasts prepared by analysts and other third parties. Our management believes, and certain investors may find, that adjusted net income is beneficial in evaluating our financial performance.

II. Derivative Instruments

(a) Presented below is a summary of our crude oil derivative instruments as of June 30, 2009, with notional volumes expressed in barrels (Bbls) per day and prices in dollars per Bbl.

	Variable to Fixed Price Swaps			Collars
Production Period	Index	Bbls Per Day	Weighted Average Fixed Price	Index	Bbls Per Day	Weighted Average Floor Price	Weighted Average Ceiling Price
2009	NYMEX WTI	9,000	$88.43	NYMEX WTI	6,700	$79.70	$90.60
2009	Dated Brent	2,000	87.98	Dated Brent	4,924	71.40	88.36
2009 Average		11,000	88.35		11,624	76.19	89.65

2010				NYMEX WTI	14,500	61.48	75.63
2010				Dated Brent	6,000	63.83	73.79
2010 Average					20,500	62.17	75.10

From July 1, 2009 to July 16, 2009, we did not enter into any additional crude oil derivative instruments.

(b) Presented below is a summary of our natural gas derivative instruments as of June 30, 2009, with notional volumes expressed in millions of British thermal units (MMBtu) per day and prices in dollars per MMBtu.

Collars
Production Period	Index	MMBtu Per Day	Weighted Average Floor Price	Weighted Average Ceiling Price
2009	NYMEX HH	170,000	$9.15	$10.81
2009	IFERC CIG	15,000	6.00	9.90
2009 Average		185,000	8.90	10.73

2010	NYMEX HH	160,000	5.88	6.84
2010	IFERC CIG	15,000	6.25	8.10
2010 Average		175,000	5.91	6.95

2011	NYMEX HH	90,000	5.92	7.04

Basis Swaps
Production Period	Index	Index Less Differential	MMBtu Per Day	Weighted Average Differential
2009	IFERC CIG	NYMEX HH	140,000	$(2.49)
2010	IFERC CIG	NYMEX HH	90,000	(1.68)

From July 1, 2009 to July 16, 2009, we entered into additional NYMEX HH collars covering 30,000 MMBtu per day for calendar years 2010 and 2011, with weighted average floor and ceiling prices of $6.00 and $6.41, respectively.  We also entered into additional IFERC CIG for NYMEX HH basis swaps covering 10,000 MMBtu per day for calendar year 2010, and 20,000 MMBtu per day for calendar year 2011, with weighted average differential prices for each year of $(0.90).

III. Forward-Looking Statements

This report on Form 8-K contains projections and other “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements may be expressed differently. These forward-looking statements are made based upon our current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. Important factors that could cause the actual results to differ materially from those projected include, without limitation:

•	the timing and extent of changes in commodity prices for natural gas, crude oil and related products, foreign currency exchange rates, interest rates and financial market conditions;
•	the extent and effect of any hedging activities engaged in by us;
•	our liquidity and ability to finance our exploration and development activities;
•	changes in plans with respect to exploration or development projects or capital expenditures;
•	the supply and demand for oil, natural gas and other products or services;
•	the presence or recoverability of estimated reserves;
•	our ability to replace reserves;
•	exploration and development risks;
•	drilling and operating risks;
•	environmental risks;
•	government regulation or other action; and
•	the ability of management to execute its plans to meet its goals.

We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. You should consider carefully the statements under Item 1A. Risk Factors included in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. Our Annual Report on Form 10-K and Quarterly Report on Form 10-Q are available on our website at www.nobleenergyinc.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: July 16, 2009	By:	/s/ Frederick B. Bruning
Frederick B. Bruning
Vice President and Chief Accounting Officer